UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - January 14, 2025

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 14, 2025, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of $100 million aggregate principal amount of its 4.65% Senior Secured Notes due 2029 (the “New 2029 Notes”). The New 2029 Notes constitute an additional issuance of Oncor’s 4.65% Senior Secured Notes due 2029, $550 million of which Oncor previously issued on November 13, 2024 and are currently outstanding (the “Outstanding 2029 Notes”).

Oncor used the proceeds (net of discounts and fees to the initial purchaser, estimated expenses related to the offering of the New 2029 Notes, and accrued interest) of approximately $97.6 million from the sale of the New 2029 Notes for general corporate purposes, including to repay a portion of the outstanding commercial paper notes issued under its commercial paper program.

The New 2029 Notes were issued pursuant to the provisions of an Indenture, dated as of August 1, 2002, between Oncor and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”), supplemented by an Officer’s Certificate, dated January 14, 2025 (the “2025 Officer’s Certificate”), and further supplemented by an Officer’s Certificate, dated November 13, 2024 (the “2024 Officer’s Certificate”). The Indenture and each of the 2024 Officer’s Certificate and the 2025 Officer’s Certificate establish the terms of the New 2029 Notes. The New 2029 Notes were issued as part of the same series as the Outstanding 2029 Notes and will be treated as a single class for all purposes under the Indenture. The New 2029 Notes will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the New 2029 Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The New 2029 Notes bear interest at a rate of 4.65% per annum and mature on November 1, 2029. Interest on the New 2029 Notes will accrue from November 13, 2024 and will be payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2025. Prior to October 1, 2029, Oncor may redeem the New 2029 Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after October 1, 2029, Oncor may redeem the New 2029 Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of the New 2029 Notes, plus accrued and unpaid interest.

The New 2029 Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the New 2029 Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the New 2029 Notes may be declared due and payable, among other remedies as provided in the Indenture.

The New 2029 Notes were sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the New 2029 Notes.

In connection with the completion of the sale of the New 2029 Notes, on January 14, 2025, Oncor entered into a Registration Rights Agreement with the initial purchaser of the New 2029 Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New 2029 Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the New 2029 Notes (the “Shelf Registration Statement”).

Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to April 1, 2026 and to consummate the exchange offer on or prior to May 15, 2026. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and April 1, 2026. If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected 2029 Notes will bear additional interest on the principal amount of the affected 2029 Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under such 2029 Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the New 2029 Notes.

Prior to being exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, the New 2029 Notes, unlike the Outstanding 2029 Notes that are exchanged in the exchange offer currently being conducted pursuant to the registration rights agreement relating to the Outstanding 2029 Notes (the “Outstanding 2029 Notes Exchange Offer”), will contain restrictions on transfer. The New 2029 Notes will not be eligible to participate in the Outstanding 2029 Notes Exchange Offer. The New 2029 Notes, once exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, will not be subject to such restrictions on transfer. In addition, holders of the Outstanding 2029 Notes are not entitled to additional interest in the event we do not meet certain of our obligations under the Registration Rights Agreement nor are they entitled to any further rights under the Registration Rights Agreement. The New 2029 Notes exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement relating to the New 2029 Notes are expected to be designated by the same CUSIP number as, and accordingly be fungible with, any exchanged Outstanding 2029 Notes.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1, dated May 15, 2008, between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. A copy of the 2024 Officer’s Certificate was filed by Oncor as an exhibit to its Form 8-K filed on November 15, 2024, which is incorporated by reference herein. The 2025 Officer’s Certificate and the Registration Rights Agreement are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this current report on Form 8-K and are incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the 2024 Officer’s Certificate, the 2025 Officer’s Certificate, the New 2029 Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the 2024 Officer’s Certificate, the 2025 Officer’s Certificate, the New 2029 Notes and the Registration Rights Agreement, respectively.

ITEM 7.01	REGULATION FD DISCLOSURE.

On January 16, 2025, Oncor announced that it has extended its pending offers to exchange $550,000,000 aggregate principal amount of its Outstanding 2029 Notes and $750,000,000 aggregate principal amount of its 5.55% Senior Secured Notes due 2054 for its 4.65% Senior Secured Notes due 2029 and 5.55% Senior Secured Notes due 2054 that have been registered under the Securities Act.

The exchange offers were previously scheduled to expire at 5:00 pm, New York City time, on January 16, 2025 and have been extended until 5:00 pm, New York City time, on January 21, 2025.

A copy of the notice announcing the extension of the exchange offers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act, unless specifically identified therein as being incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate, dated January 14, 2025, relating to Oncor Electric Delivery Company LLC’s additional 4.65% Senior Secured Notes due 2029.

4.2	Registration Rights Agreement, dated January 14, 2025, among Oncor Electric Delivery Company LLC and the initial purchaser of Oncor Electric Delivery Company LLC’s additional 4.65% Senior Secured Notes due 2029.

99.1	Notice announcing extension of deadline for exchange offers.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: January 16, 2025